S1 Reports First Quarter GAAP EPS of $0.05 on 9% Increase in Revenue

Provides full year guidance and announces $30 million stock buy-back

Atlanta, May 8, 2007 -- S1 Corporation (Nasdaq:SONE), a leading global provider of customer interaction financial and payment solutions, today announced financial results for the first quarter ended March 31, 2007.

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Revenue for the first quarter ended March 31, 2007 was $47.6 million, compared to $43.4 million in the first quarter of 2006, a nine percent increase. Postilion segment revenue was essentially flat, while Enterprise segment revenue increased 19 percent primarily related to a 32 percent increase in Enterprise professional services revenue.

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Earnings per share of $0.05 for the 2007 first quarter showed a $0.06 improvement over the $0.01 loss per share in the 2006 first quarter. These figures include stock based compensation expense of $1.9 million and $1.6 million in the first quarter of 2007 and 2006, respectively.

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EBITDA for the first quarter was $5.4 million, compared to $1.4 million in the first quarter of 2006, including stock based compensation expense. EBITDA is described and reconciled to our GAAP income from continuing operations below (1).

■	Operating expenses were essentially flat in the year-over-year comparison for the first quarter, despite the increase in revenue.

■	As of March 31, 2007, cash and short-term investments were $91.5 million.

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The Board of Directors has authorized a stock repurchase program under which the Company may repurchase up to $30 million of its common stock from time to time in open market and privately negotiated transactions as market and business conditions warrant.

“I am pleased with the progress each business unit made in the first quarter,” said Johann Dreyer, Chief Executive Officer of S1. “The year-over-year growth in revenue and income reflects solid execution against our operating plan. We are increasingly confident about the prospects for the business and have increased visibility for the remainder of 2007. Currently, we anticipate 2007 full year revenues of between $200 million and $206 million and GAAP earnings of between $0.25 and $0.28 per share.”

(1) EBITDA Reconciliation
For the quarter ended March 31, 2007

	Enterprise	Postilion	Total
EBITDA	$2,485	$2,964	$5,449
Depreciation	(1,219)	(615)	(1,834)
Amortization	(282)	(864)	(1,146)
Operating income	$984	$1,485	$2,469
Interest income, net			871
Income tax expense			(373)
Income from continuing operations			$2,967

See tables 4, 5 and 6 for reconciliations of EBITDA for the first quarter of 2006.

(1) Non-GAAP financial measures

This press release includes references to EBITDA, a non-GAAP financial measure, the most directly comparable GAAP equivalents of which is net income (loss). EBITDA excludes depreciation and amortization, income taxes, and net interest income. A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure is detailed in the Reconciliation of GAAP to non-GAAP financial measures above. We believe that presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations.

We believe that excluding depreciation and amortization provides supplemental information and an alternative presentation useful to investors' understanding of the Company's core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but also they are based on management estimates of remaining useful lives.

Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measure provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial measure should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial measures. We urge investors not to consider non-GAAP financial measures as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP. Our non-GAAP financial measure may be different from such measures used by other companies.

We define EBITDA as Income (loss) from continuing operations less net interest income, plus income taxes, depreciation, and amortization of goodwill and other purchased intangibles. EBITDA is not a measure of liquidity calculated in accordance with accounting principles generally accepted in the United States, and should be viewed as a supplement to — not a substitute for — our results of operations presented on the basis of accounting principles generally accepted in the United States. EBITDA does not purport to represent cash flow provided by, or used in, operating activities as defined by accounting principles generally accepted in the United States. Our statement of cash flows presents our cash flow activity in accordance with accounting principles generally accepted in the United States. Furthermore, EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

We believe EBITDA is used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that EBITDA is widely used by investors to measure a company’s operating performance without regard to items such as interest expense, taxes, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.

Our management uses EBITDA: as a measure of operating performance to assist in comparing performance from period to period on a consistent basis; as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the board of directors, shareholders, analysts and investors concerning our financial performance.

A reconciliation of EBITDA to income (loss) from continuing operations, the most directly comparable GAAP measure, for each of the fiscal periods indicated is herein.

Conference Call Information
Company management will host a conference call for interested parties to discuss its first quarter results on Tuesday, May 8, 2007, at 5:00 p.m. EST. A webcast of the call will be available through the Company’s website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available through May 22 on the Company’s website.

About S1
S1 Corporation (NASDAQ: SONE) delivers customer interaction software for financial and payment services and offers unique solution sets for financial institutions, retailers, and processors. S1 employs over 1,400 people in operations throughout North America, Europe and Middle East, Africa, and Asia-Pacific regions. Worldwide, more than 3,000 customers use S1 software solutions, which are comprised of applications that address virtually every market segment and delivery channel. S1 partners with best-in-class organizations to provide flexible and extensible software solutions for its customers. Additional information about S1 is available at www.s1.com.

Forward Looking Statements

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov ) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

Investor Contact:
John Stone
Chief Financial Officer, S1 Corporation
404.923.3500
john.stone@s1.com

Press Contact:
Leisha Richardson
Director of Corporate Communications
512.336.3028
leisha.richardson@s1.com

S1 Corporation
Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)
TABLE 1

	Three Months Ended
	3/31/2006	3/31/2007

Revenues:
Software licenses	$6,043	$5,761
Support and maintenance	10,657	10,476
Professional services	14,621	19,432
Data center	11,586	11,700
Other	533	197
Total revenues	43,440	47,566

Operating expenses:
Cost of software licenses	1,030	892
Cost of professional services, support and maintenance	14,690	14,953
Cost of data center	5,416	5,958
Cost of other revenue	316	142
Selling and marketing	5,875	7,398
Product development	9,607	6,894
General and administrative	5,716	6,699
Restructuring costs	333	-
Depreciation	1,752	1,834
Amortization of other intangible assets	327	327
Total operating expenses	45,062	45,097

Operating (loss) income	(1,622)	2,469
Interest and other income, net	1,209	871
Income tax expense	(391)	(373)
Loss from continuing operations, net of tax	$(804)	$2,967
Gain from discontinued operations	360	-
Net (loss) income	$(444)	$2,967

Net (loss) income per share:
Basic:
Continuing operations	$(0.01)	$0.05
Discontinued operations	-	-
Net (loss) income	$(0.01)	$0.05
Diluted:
Continuing operations	$(0.01)	$0.05
Discontinued operations	-	-
Net (loss) income	$(0.01)	$0.05

Weighted average common shares outstanding - basic	70,422,757	61,505,306
Weighted average common shares outstanding - diluted	n/a	61,801,948

S1 Corporation
Consolidated Balance Sheets
(In thousands)
TABLE 2

		(Unaudited)
	December 31,	March 31,
	2006	2007

Assets
Current assets:
Cash and cash equivalents	$69,612	$83,332
Short-term investments	21,392	8,179
Accounts receivable, net	53,371	48,650
Prepaid expenses	4,036	3,953
Other current assets	2,308	5,434
Total current assets	150,719	149,548
Property and equipment, net	12,137	10,706
Intangible assets, net	12,903	11,757
Goodwill, net	125,300	125,294
Other assets	6,746	3,106
Total assets	$307,805	$300,411

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$3,750	$3,073
Accrued compensation and benefits	9,642	7,057
Accrued restructuring	9,092	6,819
Accrued other expenses	12,801	10,699
Deferred revenues	29,265	24,954
Current portion of capital lease obligation	2,942	2,888
Total current liabilities	67,492	55,490
Other liabilities	16,084	15,109
Total liabilities	83,576	70,599
Stockholders' equity:
Preferred stock	10,000	10,000
Common stock	613	616
Additional paid-in capital	1,845,529	1,848,040
Accumulated deficit	(1,629,302)	(1,626,335)
Accumulated other comprehensive income	(2,611)	(2,509)
Total stockholders' equity	224,229	229,812
Total liabilities and stockholders' equity	$307,805	$300,411

S1 Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
TABLE 3

	Three Months Ended
	March 31,	March 31,
	2006	2007

Cash flows from operating activities:
Net (loss) income	$(444)	$2,967
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	3,121	2,980
Gain from discontinued operations	(554)	-
Provision for doubtful accounts receivable and billing adjustments	570	682
Stock based compensation expense	1,576	1,905
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(4,330)	4,076
(Increase) decrease in prepaid expenses and other assets	(1,090)	606
Decrease in accounts payable	(528)	(640)
Decrease in accrued expenses and other liabilities	(6,344)	(8,115)
Increase (decreased) in deferred revenues	9,036	(4,274)
Net cash provided by operating activities	1,013	187

Net cash (used in) provided by investing activities	(4,617)	12,810

Net cash provided by financing activities	1,527	704
Effect of exchange rate changes on cash and cash equivalents	92	19
Net (decrease) increase in cash and cash equivalents	(1,985)	13,720
Cash and cash equivalents at beginning of period	85,108	69,612
Cash and cash equivalents at end of period	$83,123	$83,332

S1 Corporation
Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)
TABLE 4

	Three Months Ended
	3/31/2006	3/31/2007

Revenues:
Software licenses	$6,043	$5,761
Support and maintenance	10,657	10,476
Professional services	14,621	19,432
Data center	11,586	11,700
Other	533	197
Total revenues	43,440	47,566

Operating expenses:
Cost of software licenses	1,030	892
Cost of professional services, support and maintenance*	14,690	14,953
Cost of data center*	5,416	5,958
Cost of other revenue	316	142
Selling and marketing*	5,875	7,398
Product development*	9,607	6,894
General and administrative*	5,716	6,699
Restructuring costs	333	-
Depreciation	1,752	1,834
Amortization of other intangible assets	327	327
Total operating expenses	45,062	45,097

Operating (loss) income	(1,622)	2,469
Interest and other income, net	1,209	871
Income tax expense	(391)	(373)
(Loss) income from continuing operations, net of tax	$(804)	$2,967
Gain from discontinued operations*	360	-
Net (loss) income	$(444)	$2,967

EBITDA	$1,361	$5,449

Reconciliation to EBITDA:
(Loss) income from continuing operations, net of tax	$(804)	$2,967
Interest income, net	(1,209)	(871)
Income tax expense	391	373
Depreciation	1,752	1,834
Amortization	1,231	1,146
EBITDA	$1,361	$5,449

* Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$163	$87
Cost of data center	35	15
Selling and marketing	411	919
Product development	396	342
General and administrative	510	542
Discontinued operations	61	-
	$1,576	$1,905

S1 Corporation
Enterprise Segment
Statements of Operations
(In thousands, except share and per share data)
(Unaudited)
TABLE 5

	Three Months Ended
	3/31/2006	3/31/2007

Revenues:
Software licenses	$1,447	$1,054
Support and maintenance	3,462	3,417
Professional services	11,696	15,473
Data center	4,928	5,705
Other	170	155
Total revenues	21,703	25,804

Operating expenses:
Cost of software licenses	362	298
Cost of professional services, support and maintenance*	9,225	9,767
Cost of data center*	2,975	3,440
Cost of other revenue	17	42
Selling and marketing*	2,761	3,184
Product development*	6,140	3,015
General and administrative*	2,893	3,810
Restructuring costs	307	-
Depreciation	1,121	1,219
Amortization of other intangible assets	43	45
Total operating expenses	25,844	24,820

Operating (loss) income	$(4,141)	$984

EBITDA	$(2,740)	$2,485

Reconciliation to EBITDA:
Operating (loss) income	$(4,141)	$984
Depreciation	1,121	1,219
Amortization	280	282
EBITDA	$(2,740)	$2,485

* Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$155	$64
Cost of data center	22	13
Selling and marketing	321	479
Product development	371	185
General and administrative	280	300
	$1,149	$1,041

S1 Corporation
Postilion Segment
Statements of Operations
(In thousands, except share and per share data)
(Unaudited)
TABLE 6

	Three Months Ended
	3/31/2006	3/31/2007

Revenues:
Software licenses	$4,596	$4,707
Support and maintenance	7,195	7,059
Professional services	2,925	3,959
Data center	6,658	5,995
Other	363	42
Total revenues	21,737	21,762

Operating expenses:
Cost of software licenses	668	594
Cost of professional services, support and maintenance*	5,465	5,186
Cost of data center*	2,441	2,518
Cost of other revenue	299	100
Selling and marketing*	3,114	4,214
Product development*	3,467	3,879
General and administrative*	2,823	2,889
Restructuring costs	26	-
Depreciation	631	615
Amortization of other intangible assets	284	282
Total operating expenses	19,218	20,277

Operating income	$2,519	$1,485

EBITDA	$4,101	$2,964

Reconciliation to EBITDA:
Operating (loss) income	$2,519	$1,485
Depreciation	631	615
Amortization	951	864
EBITDA	$4,101	$2,964

* Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$8	$23
Cost of data center	13	2
Selling and marketing	90	440
Product development	25	157
General and administrative	230	242
	$366	$864